Exhibit 10.24

AMENDMENT NUMBER TWO TO THE

FOSSIL, INC. 2008 LONG-TERM INCENTIVE PLAN

This AMENDMENT NUMBER TWO TO THE FOSSIL, INC. 2008 LONG-TERM INCENTIVE PLAN (this “Amendment”), dated as of December 1, 2011, is made and entered into by Fossil, Inc., a Delaware corporation (the “Company”). Terms used in this Amendment with initial capital letters that are not otherwise defined herein shall have the meanings ascribed to such terms in the Fossil, Inc. 2008 Long-Term Incentive Plan (the “Plan”).

RECITALS

WHEREAS, Article 10 of the Plan provides that the Board of Directors of the Company (the “Board”) may amend the Plan at any time;

WHEREAS, the Board desires to amend the Plan to modify the automatic annual grants made to Outside Directors under Article 7 of the Plan; and

NOW, THEREFORE, in accordance with Article 10 of the Plan, the Company hereby amends the Plan as follows:

1. Section 7.1 of the Plan is hereby amended, effective January 1, 2012, by replacing the reference in Section 7.1(a) to $100,000 with $120,000.

2. Except as expressly amended by this Amendment, the Plan shall continue in full force and effect in accordance with the provisions thereof.

IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed as of the date first written above.

FOSSIL, INC.

By:	/s/ Kosta N. Kartsotis
Name:	Kosta N. Kartsotis
Title:	CEO